--------------------------------------------------------------------------------
Value Line Centurion Fund
--------------------------------

[PHOTO OMITTED]

Stephen E. Grant, Senior Portfolio Manager; Philip J. Orlando, CFA, Chief Investment Officer and Centurion Team Leader; and Alan N. Hoffman, CFA, Senior Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 90% in common stocks

Inception: November 15, 1983

Net Assets at June 30, 2001: $608,744,833

Q: How did the Value Line Centurion Fund perform during the first six months of 2001?

A: For the six months ended June 30, 2001, the Centurion Fund produced a loss of 10.42%,(1) compared with losses of 6.68% for the S&P 500 Index(2) and 12.55% for the NASDAQ Composite Index.(3)

      All of the Centurion Fund's relative underperformance compared to the S&P 500 Index occurred during the first two months of the year, as the financial markets entered what we believe to be the final blow-off stage from their year long technology collapse. (The NASDAQ Composite declined by more than 68% from March 10, 2000 to April 4, 2001, the worst performance in its 30-year history.) The Centurion Fund has modestly outperformed its benchmarks from the end of February through mid-year.

Q: What factors affected the Fund's performance and what was your investment strategy during this time period?

A: While the Centurion Fund was hurt by the continued free fall in technology and telecommunications stocks during the first two months of the year, we shifted to a more defensive, underweighted position at the end of February, and added to our holdings in financial stocks, retailers, health care, and energy.

      The U.S. financial markets collapsed due to the significant deterioration in Gross Domestic Product, which plunged from an increase of 8.3% in the fourth quarter of 1999 to a muted gain of only .07% in the second quarter of 2001. This severe economic contraction was caused by the concurrent reduction of an immense Y2K inventory overhang, the Federal Reserve Board's (Fed) aggressive interest rate increases from June 1999 until May 2000, and a massive Fed-induced liquidity drain from the banking system.

================================================================================
      "The economy could very well flatten out during the third quarter and turn up in the fourth quarter. As a result, we continue to believe that the 2002 first quarter will prove to be the first strong year-to-year comparisons for corporate profits."
================================================================================

      The Fed has since learned the error of its ways. Fed Chairman Alan Greenspan has engineered six interest rate reductions thus far this year -- including two rare inter-meeting cuts -- totaling 2.75% to date. Given the continued softness in the U.S. economy and the significantly weaker economies of many of our global trading partners in Latin America, Europe, and the Pacific Rim, we expect additional data-driven rate reductions over the course of the summer, perhaps totaling another 0.75%. In addition, the first stages of President Bush's tax cut, retroactive to January 1st, will be distributed in the form of 110 million individual checks totaling $40 billion during the third quarter.

Q:    What is your outlook for the future?

A: We believe that this dynamic combination of monetary and fiscal policy initiatives will result in improved

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
110

--------------------------------------------------------------------------------

economic performance during the summer months, such that the second quarter of 2001 should prove to be the trough of the current cycle. The economy could very well flatten out during the third quarter and turn up in the fourth quarter. As a result, we continue to believe that the 2002 first quarter will prove to be the first strong year-to-year comparisons for corporate profits. That suggests that equity investors should now begin to look across the proverbial valley and climb that eternal wall of worry, attempting to discount the expected improvement in economic activity and company earnings by some six to nine months.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
----------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                        FOR PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
1 Year .....................................................             -23.71%
3 Years ....................................................               3.49%
5 Years ....................................................              10.28%
10 Years ...................................................              13.84%
Since Inception (11/15/83) .................................              12.75%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2001

                                                                   Percent of
    Company                                                     Total Net Assets
--------------------------------------------------------------------------------
 1. Citigroup, Inc.                                                  2.60%
--------------------------------------------------------------------------------
 2. Fed. Home Loan Mort. Corp.                                       2.46%
--------------------------------------------------------------------------------
 3. Siebel Systems, Inc.                                             2.31%
--------------------------------------------------------------------------------
 4. Qualcomm, Inc.                                                   2.31%
--------------------------------------------------------------------------------
 5. Golden West Fin'l Corp.                                          2.27%
--------------------------------------------------------------------------------
 6. Kohls Corp.                                                      2.06%
--------------------------------------------------------------------------------
 7. BEA Systems, Inc.                                                2.02%
--------------------------------------------------------------------------------
 8. Biomet, Inc.                                                     1.97%
--------------------------------------------------------------------------------
 9. Johnson & Johnson                                                1.97%
--------------------------------------------------------------------------------
10. Zions Bancorp                                                    1.94%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Portfolio Composition by
                      Economic Sector as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

                 Consumer Goods
                 (Non-Durables)                     20.59%
                 Transportation                      0.60%
                 Utilities                           4.34%
                 Cash                                0.78%
                 Financial                          19.52%
                 Energy                              4.81%
                 Technology                         18.79%
                 Capital Goods                       9.02%
                 Consumer Growth                    21.55%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 99.1%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Advertising -- 1.4%
       100,000    Omnicom Group, Inc.                               $  8,600,000
--------------------------------------------------------------------------------
Aerospace/Defense -- 1.8%
       200,000    Boeing Co.                                          11,120,000
--------------------------------------------------------------------------------
Air Transport -- 0.6%
       200,000    Southwest Airlines Co.                               3,698,000
--------------------------------------------------------------------------------
Bank -- 4.2%
       100,000    Commerce Bancorp, Inc.                               7,010,000
       140,000    State Street Corp.                                   6,928,600
       200,000    Zions Bancorporation                                11,800,000
                                                                    ------------
                                                                      25,738,600
--------------------------------------------------------------------------------
Bank - Midwest -- 1.5%
       150,000    Fifth Third Bancorp                                  9,007,500
--------------------------------------------------------------------------------
Beverage - Soft Drink -- 1.5%
       200,000    PepsiCo, Inc.                                        8,840,000
--------------------------------------------------------------------------------
Building Materials -- 0.9%
       300,000    Dal-Tile International Inc.*                         5,565,000
--------------------------------------------------------------------------------
Computer Software & Services -- 9.4%
       200,000    Adobe Systems, Inc.                                  9,400,000
       150,000    Mercury Interactive Corp.*                           8,985,000
       100,000    Microsoft Corp.*                                     7,300,000
       150,000    Peoplesoft, Inc.*                                    7,384,500
       300,000    Siebel Systems, Inc.*                               14,070,000
       150,000    Veritas Software Corp.*                              9,979,500
                                                                    ------------
                                                                      57,119,000
--------------------------------------------------------------------------------
Diversified Companies -- 2.5%
       150,000    Tyco International Ltd.                              8,175,000
       100,000    United Technologies Corp.                            7,326,000
                                                                    ------------
                                                                      15,501,000
--------------------------------------------------------------------------------
Drug -- 5.5%
       100,000    Genzyme Corp.-General Division*                      6,100,000
        90,000    Lilly (Eli) & Co.                                    6,660,000
       140,000    MedImmune, Inc.*                                     6,608,000
       100,000    Merck & Co., Inc.                                    6,391,000
       200,000    Pfizer, Inc.                                         8,010,000
                                                                    ------------
                                                                      33,769,000
--------------------------------------------------------------------------------
E-Commerce -- 2.0%
       400,000    BEA Systems, Inc.*                                  12,284,000
--------------------------------------------------------------------------------
Electrical Equipment -- 1.6%
       200,000    General Electric Co.                                 9,750,000
--------------------------------------------------------------------------------
Electronics -- 1.7%
       400,000    Flextronics International Ltd.*                     10,444,000
--------------------------------------------------------------------------------
Entertainment -- 1.3%
       150,000    AOL Time Warner, Inc.*                               7,950,000
--------------------------------------------------------------------------------
Environmental -- 0.9%
       300,000    Allied Waste Industries, Inc.*                       5,604,000
--------------------------------------------------------------------------------
Financial Services - Diversified -- 10.3%
       100,000    American International Group, Inc.                   8,600,000
       100,000    Capital One Financial Corp.                          6,000,000
       300,000    Citigroup, Inc.                                     15,852,000
       130,000    Concord EFS, Inc.*                                   6,761,300
       220,400    Federal Home Loan Mortgage Corp.                    15,428,000
       115,000    Federal National Mortgage Association                9,792,250
                                                                    ------------
                                                                      62,433,550
--------------------------------------------------------------------------------
Food Wholesalers -- 1.1%
       250,000    SYSCO Corp.                                          6,787,500
--------------------------------------------------------------------------------
Grocery -- 1.6%
       200,000    Safeway, Inc.*                                       9,600,000
--------------------------------------------------------------------------------
Homebuilding -- 1.4%
       200,000    Pulte Homes, Inc.                                    8,526,000
--------------------------------------------------------------------------------
Household Products -- 1.8%
       185,000    Colgate-Palmolive Co.                               10,913,150
--------------------------------------------------------------------------------
Medical Services -- 2.7%
       300,000    Health Management Associates, Inc.
                   Class "A"*                                          6,312,000
        28,400    Laboratory Corp. of America
                   Holdings*                                           2,183,960
       130,000    UnitedHealth Group, Inc.                             8,027,500
                                                                    ------------
                                                                      16,523,460
--------------------------------------------------------------------------------
Medical Supplies -- 9.3%
       250,000    Biomet, Inc.                                        12,015,000
       150,000    Cardinal Health, Inc.                               10,350,000
       260,000    Fisher Scientific International, Inc.*               7,540,000
       240,000    Johnson & Johnson                                   12,000,000
       200,000    Medtronic, Inc.                                      9,202,000
       100,000    Stryker Corp.                                        5,485,000
                                                                    ------------
                                                                      56,592,000
--------------------------------------------------------------------------------
Natural Gas - Diversified -- 3.2%
       200,000    El Paso Energy Corp.                                10,508,000
       200,000    Mitchell Energy & Development Corp.                  9,250,000
                                                                    ------------
                                                                      19,758,000
--------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.9%
       200,000    BJ Services Co.*                                     5,676,000
--------------------------------------------------------------------------------
Petroleum - Producing -- 2.4%
       150,000    Anadarko Petroleum Corp.                             8,104,500
       125,000    Apache Corp.                                         6,343,750
                                                                    ------------
                                                                      14,448,250
--------------------------------------------------------------------------------
Pharmacy -- 1.0%
       150,000    CVS Corp.                                            5,790,000
--------------------------------------------------------------------------------
Power -- 2.7%
       200,000    AES Corp. (The)*                                     8,610,000
       200,000    Calpine Corp.*                                       7,560,000
                                                                    ------------
                                                                      16,170,000
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
114

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Recreation -- 1.5%
       200,000    Harley-Davidson, Inc.                             $  9,416,000
--------------------------------------------------------------------------------
Retail Building Supply -- 1.8%
       150,000    Lowe's Companies, Inc.                              10,882,500
--------------------------------------------------------------------------------
Retail - Special Lines -- 5.2%
       120,000    Abercrombie & Fitch Co. Class "A"*                   5,340,000
       250,000    American Eagle Outfitters, Inc.*                     8,810,000
       300,000    Pacific Sunwear of California, Inc.*                 6,729,000
       300,000    Tiffany & Co.                                       10,866,000
                                                                    ------------
                                                                      31,745,000
--------------------------------------------------------------------------------
Retail Store -- 4.2%
       200,000    Kohl's Corp.*                                       12,546,000
       100,000    Target Corp.                                         3,460,000
       200,000    Wal-Mart Stores, Inc.                                9,760,000
                                                                    ------------
                                                                      25,766,000
--------------------------------------------------------------------------------
Securities Brokerage -- 1.3%
       100,000    Lehman Brothers Holdings, Inc.                       7,775,000
--------------------------------------------------------------------------------
Shoe -- 1.2%
       170,000    Nike, Inc. Class "B"                                 7,138,300
--------------------------------------------------------------------------------
Telecommunications Equipment -- 3.3%
       240,000    QUALCOMM Incorporated*                              14,035,200
       150,000    Scientific-Atlanta, Inc.                             6,090,000
                                                                    ------------
                                                                      20,125,200
--------------------------------------------------------------------------------
Thrift -- 3.7%
       215,000    Golden West Financial Corp.                         13,811,600
       225,000    Washington Mutual, Inc.                              8,448,750
                                                                    ------------
                                                                      22,260,350
--------------------------------------------------------------------------------
Tobacco -- 1.7%
       200,000    Philip Morris Companies, Inc.                       10,150,000
--------------------------------------------------------------------------------
Total Common Stocks and
  Total Investment Securities -- 99.1%
  (Cost $492,129,350)                                                603,466,360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- .08%
(including accrued interest)
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$    4,700,000    Collateralized by $4,360,000
                  U.S. Treasury Notes 6.50%,
                  due 2/15/10, with a value of
                  $4,784,752 (with State Street Bank
                  and Trust Company, 3.85%,
                  dated 6/29/01, due 7/2/01, delivery
                  value $4,701,508)                                    4,701,005
--------------------------------------------------------------------------------
Cash and Other Assets Less Liabilities -- 0.1%                           577,468
--------------------------------------------------------------------------------
Net Assets--100.0%                                                  $608,744,833
--------------------------------------------------------------------------------
Net Asset Value Per Outstanding Share
  ($608,744,833 -- 24,933,586 shares outstanding)                   $      24.41
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
                                                                             115

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Statement of Assets
and Liabilities
June 30, 2001 (Unaudited)

ASSETS
   Investment securities, at value
     (cost $492,129,350)                                          $ 603,466,360
   Repurchase agreement (cost $4,701,005)                             4,701,005
   Cash                                                                  43,887
   Receivable for capital shares sold                                   958,618
   Dividends receivable                                                 337,450
                                                                  -------------
     TOTAL ASSETS                                                   609,507,320
                                                                  -------------

LIABILITIES
   Payable for capital shares repurchased                               350,974
   Accrued expenses:
     Advisory fee                                                       252,634
     GIAC administrative service fee                                    115,000
     Other                                                               43,879
                                                                  -------------
       Total Liabilities                                                762,487
                                                                  -------------
       Net Assets                                                 $ 608,744,833
                                                                  =============

NET ASSETS CONSIST OF:
   Capital stock, at $1.00 par value
     (authorized 50,000,000, outstanding
     24,933,568 shares)                                           $  24,933,586
   Additional paid-in capital                                       388,510,177
   Undistributed net investment income                                1,679,703
   Undistributed net realized gain on investment                     82,284,357
   Net unrealized appreciation of investments                       111,337,010
                                                                  -------------
   Net Assets                                                     $ 608,744,833
                                                                  =============
Net Asset Value per Outstanding Share
   ($608,744,833 / 24,933,586 shares outstanding)                 $       24.41
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2001 (Unaudited)

INVESTMENT INCOME:
   Dividends                                                      $   1,941,835
   Interest                                                             635,217
                                                                  -------------
     Total Income                                                     2,577,052
                                                                  -------------

Expenses:
   Investment advisory fee                                            1,606,537
   GIAC administrative service fee                                      191,627
   Custodian fees                                                        33,988
   Auditing and legal fees                                               25,988
   Directors' fees and expenses                                          11,637
   Insurance and dues                                                     9,100
   Printing                                                               5,839
   Taxes and other                                                          462
                                                                  -------------
     Total Expenses Before Custody Credits                            1,885,178
     Less: Custody Credits                                               (2,385)
                                                                  -------------
     Net Expenses                                                     1,882,793
                                                                  -------------
Net Investment Income                                                   694,259
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
      Net realized gain                                              14,619,217
      Change in net unrealized appreciation                         (91,810,319)
                                                                  -------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                            (77,191,102)
                                                                  -------------
  NET DECREASE IN NET ASSETS
    FROM OPERATIONS                                               $ (76,496,843)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
116

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                           Six Months Ended
                                                                                   June 30,       Year Ended
                                                                                       2001     December 31,
                                                                                 (Unaudited)            2000
                                                                              -------------    -------------
Operations:
   Net investment income                                                      $     694,259    $   1,041,251
   Net realized gain on investments                                              14,619,217       67,703,240
   Change in net unrealized appreciation                                        (91,810,319)    (174,841,284)
                                                                              -------------    -------------
   Net decrease in net assets from operations                                   (76,496,843)    (106,096,793)
                                                                              -------------    -------------

Distributions to Shareholder:
   Net investment income                                                                 --         (616,791)
   Net realized gain from investment transactions                                        --     (127,429,246)
                                                                              -------------    -------------
   Total distributions                                                                   --     (128,046,037)
                                                                              -------------    -------------

Capital Share Transactions:
   Proceeds from sale of shares                                                  16,587,764       51,709,487
   Proceeds from reinvestment of dividends and distributions to shareholder              --      128,046,037
   Cost of shares repurchased                                                   (64,648,862)    (183,681,929)
                                                                              -------------    -------------
   Net decrease from capital share transactions                                 (48,061,098)      (3,926,405)
                                                                              -------------    -------------

Total Decrease in Net Assets                                                   (124,557,941)    (238,069,235)

Net Assets:
   Beginning of period                                                          733,302,774      971,372,009
                                                                              -------------    -------------
   End of period                                                              $ 608,744,833    $ 733,302,774
                                                                              =============    =============

Undistributed Net Investment Income, at End of Period                         $   1,679,703    $     985,444
                                                                              =============    =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Notes to Financial Statements
June 30, 2001 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.


--------------------------------------------------------------------------------
118

--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2001 (Unaudited)

----------------------------------------------
2 -- Capital Share Transactions, Dividends and
     Distributions
----------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                               Six Months Ended      Year Ended
                                                June 30, 2001       December 31,
                                                 (unaudited)            2000
                                                 -----------        -----------
Shares sold                                          652,056          1,469,463
Shares issued in reinvestment
  of dividends and distributions                          --          3,928,998
                                                 -----------        -----------
                                                     652,056          5,398,461
Shares repurchased                                 2,629,818          5,404,384
                                                 -----------        -----------
Net decrease                                      (1,977,762)            (5,923)
                                                 ===========        ===========
Dividends per share from net
  investment income                              $        --        $      .025
                                                 ===========        ===========
Distributions per share from net
  realized gains                                 $        --        $     5.165
                                                 ===========        ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                   Six Months Ended
                                                     June 30, 2001
                                                     (unaudited)
                                                   ----------------

PURCHASES:
  Investment Securities                              $426,004,320
                                                     ------------
SALES:
  Investment Securities                              $453,208,596
                                                     ============

      At June 30, 2001, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $508,523,594. The aggregate appreciation and depreciation of investments at June 30, 2001, based on a comparison of investment values and their costs for federal income tax purposes, was $131,636,668 and $31,992,897, respectively, resulting in a net appreciation of $99,643,771.

--------------------------------------------------
4 -- Investment Advisory Contract, Management Fees
     and Transactions with Interested Parties
--------------------------------------------------

      An advisory fee of $1,606,537 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the six months ended June 30, 2001. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) are also officers and directors of the Fund. During the six months ended June 30, 2001, the Fund paid brokerage commissions totalling $317,049 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 2001, the Fund incurred expenses of $191,627 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

                                          Six Months Ended                          Year Ended December 31,
                                           June 30, 2001    --------------------------------------------------------------------
                                            (Unaudited)         2000          1999          1998          1997          1996
                                           -------------------------------------------------------------------------------------
Net asset value, beginning of period .....   $  27.25       $  36.09      $  30.44      $  25.52      $  24.83      $  24.25
                                             --------       --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income ..................        .03            .04           .03           .09           .09           .08
  Net (losses) gains on securities
    (both realized and unrealized) .......      (2.87)         (3.69)         8.13          6.67          5.30          3.71
                                             --------       --------      --------      --------      --------      --------
  Total from investment operations .......      (2.84)         (3.65)         8.16          6.76          5.39          3.79
                                             --------       --------      --------      --------      --------      --------

Less distributions:
  Dividends from net investment income ...         --           (.03)         (.09)         (.09)         (.09)         (.12)
  Distributions from capital gains .......         --          (5.16)        (2.42)        (1.75)        (4.61)        (3.09)
                                             --------       --------      --------      --------      --------      --------
  Total distributions ....................         --          (5.19)        (2.51)        (1.84)        (4.70)        (3.21)
                                             --------       --------      --------      --------      --------      --------
Net asset value, end of period ...........   $  24.41       $  27.25      $  36.09      $  30.44      $  25.52      $  24.83
                                             ========       ========      ========      ========      ========      ========
Total return** ...........................     (10.42)%+      (12.47)%       28.23%        27.47%        21.39%        17.34%
                                             ========       ========      ========      ========      ========      ========
Ratios/supplemental data:
  Net assets, end of period (in thousands)   $608,745       $733,303      $971,372      $815,207      $720,091      $639,341
  Ratio of expenses to average net assets         .58%*(1)       .59%(1)       .59%(1)       .59%(1)       .60%(1)       .59%(1)
  Ratio of net investment income to
    average net assets ...................       0.21%*         0.12%         0.08%         0.31%         0.35%         0.36%
  Portfolio turnover rate ................         69%+           76%           64%          112%           85%          141%

*     Annualized.
+     Not annualized.
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.


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